UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2020

Commission file number 000-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2020, Mr. Cletus Davis informed DXP Enterprises, Inc. (the “Company”) of his decision to not stand for reelection at the next Annual Meeting of Shareholders to be held in 2020 and resign effective on the date of the 2020 Annual Meeting of Shareholders.

On February 21, 2020, the Board of Directors of the Company (the “Board”) elected Mr. Joseph R. Mannes as a director, effective immediately. Mr. Mannes will serve on the Company’s Audit, Compensation, and Nominating and Governance Committees, replacing Mr. Davis on each of those committees. In accordance with the Company’s Amended and Restated Bylaws, Mr. Mannes will serve as a director until the 2020 Annual Meeting of Shareholders or until his successor is duly elected and qualified or his earlier resignation or removal.

Mr. Mannes is the President and a member of the board of directors of SAMCO Capital Markets, Inc., a position he has held since 2010. Prior to that he was the Chief Operating Officer and Managing Director (Corporate Finance) of SAMCO Capital Markets, Inc., which is a regional broker/dealer based in Dallas, Texas, specializing in underwriting, financial advisory, and corporate finance. Mr. Mannes has over 38 years of experience across multiple industries, including banking, investment banking, technology, retail, distribution and manufacturing.

Mr. Mannes’ compensation for his services as a director will be consistent with the standard compensation paid to other non-employee directors of the Company, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 30, 2019.

Item 9.01    Financial Statements and Exhibits.
໿
Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

February 21, 2020
By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

By: /s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer